                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

             COMMUNICATION INTELLIGENCE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 SHORELINE DRIVE, SUITE 500
                            REDWOOD SHORES, CA 94065

                                                               December   , 2000

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of Communication Intelligence Corporation (the "Company"), which will be held on Wednesday, January 24, 2001 at 1:00 p.m., at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065. The formal Notice of Special Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

    The only matter scheduled to be considered at the special meeting is a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

    The Board of Directors recommends that you approve the proposal being presented at the special meeting as being in the best interest of the Company. We urge you to read the Proxy Statement and give the proposal your careful attention before completing the enclosed proxy card.

    Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote.

    You may attend the meeting and vote in person even if you have previously voted by proxy.

                                          Sincerely yours,

                                          Guido DiGregorio

                                          President and Chief Executive Officer

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 SHORELINE DRIVE, SUITE 500
                        REDWOOD SHORES, CALIFORNIA 94065

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 24, 2001

                            ------------------------

To the Stockholders of
COMMUNICATION INTELLIGENCE CORPORATION:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Communication Intelligence Corporation, a Delaware corporation (the "Company"), will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on January 24, 2001, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy
Statement:

    (1) To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company's common stock from 100,000,000 to 125,000,000.

    (2) To transact such other business as may properly come before the Special Meeting.

    The Board of Directors has fixed the close of business on December 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote on the matters proposed at, the Special Meeting or any adjournment or postponements thereof.

                             YOUR VOTE IS IMPORTANT

    EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

                                          By Order of the Board of Directors
                                          Guido DiGregorio
                                          President and Chief Executive Officer

Redwood Shores, California
December   , 2000

                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 SHORELINE DRIVE, SUITE 500
                        REDWOOD SHORES, CALIFORNIA 94065

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement and the accompanying proxy is being furnished to stockholders of Communication Intelligence Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for the Company's Special Meeting of Stockholders to be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, on January 24, 2001, at 1:00 p.m. Pacific Time, and at any and all postponements or adjournments thereof (the "Special Meeting"). This Proxy Statement and the accompanying proxy are first being mailed or delivered to stockholders of the Company on or about December 20, 2000.

                         PURPOSE OF THE SPECIAL MEETING

    At the Special Meeting, stockholders of the Company as of the close of business on December 15, 2000 (the "Record Date") will be asked to consider and vote upon a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 100,000,000 to 125,000,000.

    WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE SPECIAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

                                 VOTING RIGHTS

    We have fixed December 15, 2000 as the record date for determining those stockholders who are entitled to notice of, and to vote at, this meeting. At the close of business on the record date, there were approximately 89,939,363 outstanding shares of our common stock, par value $.01 per share. The presence, in person or by proxy, of the holders of a majority of the shares of our outstanding common stock entitled to vote is necessary to constitute a quorum at this meeting. Each stockholder is entitled to one vote for each share of our common stock held by that stockholder as of the record date. If a choice as to the matters coming before the special meeting has been specified by a stockholder on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposal described in the Notice of Special Meeting and in this proxy statement.

    A stockholder executing a proxy pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

    - delivering to the Secretary of the Company a signed notice of revocation or a later-dated, signed proxy; or

    - attending the meeting and voting in person.

    Attendance at the meeting does not in itself constitute the revocation of a proxy. In addition, if your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the meeting.

    Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

    As of December 15, 2000, our directors and executive officers beneficially owned an aggregate of approximately 2,723,609 shares or approximately 3.0% of our common stock not including shares of common stock issuable upon exercise of outstanding stock options. It is expected that such directors and executive officers will vote or direct the vote of all shares of our common stock held or owned by such persons, or over which such persons have voting control, in favor of the proposal described in this proxy statement.

    Approval of the proposal to amend the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of holders of a majority of the outstanding shares of our common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of December 15, 2000 with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company,
(ii) each director of the Company, (iii) each of the current executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                         COMMON STOCK
                                                              -----------------------------------
NAME OF BENEFICIAL OWNER                                      NUMBER OF SHARES   PERCENT OF CLASS
------------------------                                      ----------------   ----------------
Philip Sassower(1)..........................................     2,766,575              3.1%
Guido DiGregorio(2).........................................     1,100,240             *1.2%
C.B. Sung(3)................................................       435,420                *
Jeffrey Steiner(4)..........................................        75,000                *
Louis Panetta(5)............................................            --                *
Marjorie Bailey(6)..........................................       133,440                *
All executive officers and directors as a group (6
  persons)..................................................     4,510,675              4.9%

------------------------

*   Less than one percent.

(1) The number of shares of common stock includes: (a) 878,769 shares held by Mr. Sassower; (b) 133,446 shares of the 667,233 shares issuable upon the exercise of stock options; (c) 1,333,701 shares held by the Philip S. Sassower 1996 Charitable Remainder Annuity Trust (the "1996 CRAT"), of which Mr. Sassower and his wife are co-trustees; and (d) 420,659 shares held by Phoenix Enterprises LLC ("Phoenix Enterprises"), in which Mr. Sassower is the sole managing member. The number of shares of common stock shown above does not include 599,805 shares held by Phoenix Enterprises Family Fund LLC (the "Family Fund") of which Mr. Sassower is the sole managing member.
    Mr. Sassower disclaims beneficial ownership of the shares held by the Family Fund. The business address of Mr. Sassower is Phoenix Enterprises LLC, 135 East 57th Street, 12th Floor, New York, New York 10022. Mr. Sassower is the Chairman of the Board and Secretary of the Company, as well as Chairman of the Executive and Finance Committees of the Company's Board of Directors.

(2) The number of shares of common stock represents 1,100,240 shares of the 1,700,000 shares issuable upon the exercise of stock options. The business address of Mr. DiGregorio is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

(3) The number of shares of common stock includes (a) 237,051 shares held by the Sung Family Trust, of which Mr. Sung is a trustee, (b) 3,369 shares held by the Sung-Kwok Foundation, of which Mr. Sung is the Chairman, and
    (c) 195,000 shares of the 220,000 shares issuable upon the exercise of stock options. The business address of Mr. Sung is, UNISON Group, 651 Gateway Boulevard, #880, South San Francisco, California 94080.

(4) The number of shares of common stock includes 75,000 of the 100,000 shares issuable upon the exercise of stock options. Mr. Steiner's business address is c/o The Fairchild Corporation, P.O. Box 10803, Chantilly, Virginia 20153.

(5) Excludes options held by Mr. Panetta to purchase 50,000 shares of common stock, none of which are exercisable within 60 days of December 15, 2000. The business address of Mr. Panetta is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

(6) The number of shares of common stock includes 133,440 shares of the 400,000 shares issuable upon the exercise of stock options. The business address of Ms. Bailey is 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065.

                                    PROPOSAL
                AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

    The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 100 million shares of common stock and 10 million shares of preferred stock, par value $0.01 per share. As of December 15, 2000, approximately 89,939,363 shares of common stock were issued and outstanding. In addition, as of the Record Date, approximately 8,757,790 shares were issuable upon the exercise of outstanding options and warrants (subject to adjustments). Accordingly, the Company has approximately 1,302,847 shares available for future issuance. Approval of this proposal will increase the number of authorized shares of common stock from 100,000,000 shares to 125,000,000 shares.

    THE BOARD OF DIRECTORS CONSIDERED AND UNANIMOUSLY CONCLUDED THAT THE PROPOSED AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WAS ADVISABLE AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. Stockholders are being asked to approve the following resolution amending the Company's Amended and Restated Certificate of Incorporation:

    RESOLVED, that Article Fourth, paragraph (a) of the Company's Amended and Restated Certificate of Incorporation, shall be amended and restated in its entirety as follows:

    "FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is 135,000,000 of which 125,000,000 shares shall be Common Stock, par value $0.01 per share, and 10,000,000 shares shall be Preferred Stock, par value $0.01 per share."

                            REASONS FOR THE PROPOSAL

    The Company has approximately 1,302,847 shares available for future issuance. Authorizing an additional 25,000,000 shares of common stock would give the Board of Directors the authority, without further action of the stockholders, to issue additional shares of common stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, acquisition transactions, stock dividends or distributions, in each case without further action by the stockholders, unless such stockholder action is specifically required by applicable law or the rules of the Nasdaq Stock Market or any stock exchange on which our securities may then be listed.

    The proposed increase in the authorized number of shares of common stock could have a number of effects on stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

    Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future. Therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

                              STOCKHOLDER APPROVAL

    The affirmative vote of a majority of the outstanding shares of our common stock is required for approval of the amendment to our Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as negative votes. If this proposal is approved at the Special Meeting, the proposed amendment would become effective upon filing a certificate of amendment to our Amended and Restated Certificate with the Secretary of State of Delaware, which filing is expected to take place shortly after such stockholder approval.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

                            SOLICITATION OF PROXIES

    The Company will bear the cost of the Special Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Skinner & Co., a firm specializing in the solicitation of proxies, to assist the Company in the solicitation of proxies for a fee estimated to be approximately $8,000 in the aggregate, including expenses. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Special Meeting without additional expenses to the Company.

                             STOCKHOLDER PROPOSALS

    Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals to be presented at our 2001 annual meeting of stockholders and in our proxy statement and form of proxy relating to that meeting, must be received by us at our principal executive offices in Redwood Shores, CA, addressed to our Secretary, not later than December 31, 2000. With respect to any stockholder proposal submitted outside of Rule 14a-8, persons named in the accompanying proxy card shall have discretionary authority to vote against any proposal presented at our 2001 annual meeting of stockholders unless notice is received by us in the manner specified in the previous sentence. These proposals must comply with applicable Delaware law, certain rules and regulations promulgated by the Securities and Exchange commission and the procedures set forth in our Bylaws.

    To the extent that any statement in this proxy statement is inconsistent with any statement that is incorporated by reference, the statement in this proxy statement will control. The incorporated statement will not be deemed, except as modified or superseded, to be a part of this proxy statement or the registration statement of which this proxy statement is a part.

                           INCORPORATION BY REFERENCE

    The SEC allows us to incorporate by reference information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and later information filed with the SEC will update and supersede the information in this proxy statement.

    We incorporate by reference into this proxy statement the following documents that we filed with the SEC under the Exchange Act:

    - Our Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000.

    - Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 4, 2000.

    - Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, filed with the Securities and Exchange Commission on August 14, 2000.

    - Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed with the Securities and Exchange Commission on November 14, 2000.

    - Our Current Report on Form 8-K dated October 6, 2000, filed with the Securities and Exchange Commission on October 16, 2000.

    - Our Current Report on Form 8-K dated October 31, 2000, filed with the Securities and Exchange Commission on November 2, 2000.

    - Our Current Report on Form 8-K/A dated October 6, 2000, filed with the Securities and Exchange Commission on November 2, 2000.

    To the extent that any statement in this proxy statement is inconsistent with any statement that is incorporated by reference, the statement in this proxy statement will control. The incorporated statement will not be deemed, except as modified or superseded, to be a part of this proxy statement or the registration statement of which this proxy statement is a part.

                                 OTHER MATTERS

    The Board of Directors knows of no other matter that may be presented for action at the Special Meeting. However, if any other matter properly comes before the Special Meeting, the persons named as proxies will vote in accordance with their judgment in respect to any such matter.

    Copies of our Annual Report on Form 10-K, our Quarterly Reports on
Form 10-Q, and our Current Reports on Form 8-K, including any amendments thereto, and the notice of special meeting of stockholders, proxy statement and proxies, and any documents incorporated by reference are available upon written request, without cost, from our principal executive offices at 275 Shoreline Drive, Suite 500, Redwood Shores, California 94065 (Attention: Corporate Secretary), Telephone (650) 802-7888.

    Stockholders are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided, regardless of whether or not they expect to attend the Special Meeting. The prompt return of such proxy or proxies, as the case may be, will assist the Company in preparing for the Special Meeting. Your cooperation is greatly appreciated.

                                          By Order of the Board of Directors
                                          Guido DiGregorio
                                          President and Chief Executive Officer

Redwood Shores, California
December   , 2000

                                     PROXY
                     COMMUNICATION INTELLIGENCE CORPORATION
                         275 SHORELIND DRIVE, SUITE 500
                        REDWOOD SHORES, CALIFORNIA 94065
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS ON JANUARY 24, 2001.

    The undersigned does hereby appoint Guido DiGregorio and Philip Sassower and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Communication Intelligence Corporation (the Company) held of record by the undersigned on December 15, 2000 (the "Record Date") in connection with the proposals presented at the Company's Special Meeting of Stockholders to be held on January 24, 2001 at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood Shores, California 94065, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Special Meeting of
Stockholders and Proxy Statement dated December       , 2000, hereby revoking
all proxies heretofore given with respect to such shares.

1. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

             / / FOR             / / AGAINST             / / ABSTAIN

2. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting.

    The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1. The undersigned hereby acknowledges receipt of the Company's Notice of Special Meeting of Stockholders to be held on January 24, 2001 and the
Company's Proxy Statement dated December   , 2000 (and the accompanying proxy).

                                              Dated __________________, ________
                                              __________________________________
                                                         (Signature)

                                              __________________________________
                                                (Additional signature, if held
                                                           jointly)

                                              __________________________________
                                                    (Title, if applicable)

                                           Please date and sign exactly as your
                                           name appears hereon. If your shares
                                           are held as joint tenants, both must
                                           sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian or in any similar capacity,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer, giving title. If
                                           a partnership, please sign in
                                           partnership name by an authorized
                                           person.

    PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.